Exhibit 8.1

List of subsidiaries

Subsidiary Names by Country of Registration	% Ownership
Argentina
Smurfit Kappa de Argentina S.A.	100.0
Austria
Nettingsdorfer Papierfabrik AG & Co KG	100.0
Nettingsdorfer Papierfabrik Management AG	100.0
Nettingsdorfer Service Center Management GmbH	100.0
Nettingsdorfer Service Centre GmbH & Co KG	100.0
Smurfit Kappa Interwell GmbH & Co KG	100.0
Smurfit Kappa Interwell Management GmbH	100.0
Smurfit Interwell Vermogensverwaltung GmbH	100.0
Smurfit Kappa Wellkart GmbH	100.0
Belgium
Cartomills Luxembourg SPRL	100.0
Cartomills SPRL	100.0
Kappa Boxcentre Olen N.V.	100.0
Kappa Drogenbos N.V.	100.0
Kappa Interbox N.V.	100.0
Kappa Spaarpapier N.V.	100.0
Kappa Turnhout N.V.	100.0
Kappa Van Mierlo N.V.	100.0
SSCC Belgium Holdings SPRL	100.0
Bermuda
Belguard Insurance Limited	100.0
Cariven Investments Limited	100.0
Fibras Limited	87.8
L.A. Services Limited	100.0
Papelera Industrial Limited	50.0
S.A. Services Limited	100.0
S.I. Holdings Limited	100.0
S.M. Finance Limited	100.0
Trinmills Limited	100.0
Brazil
Smurfit do Brasil Participacoes Ltda	100.0
Canada
Smurfit Canada Holdings Limited	100.0
Smurfit Kappa Bag in Box Canada Limited	100.0
Cayman Islands
Adavale Global Holdings Limited	100.0
Tops Series XVIII Limited	100.0
Chile
Smurfit Chile S.A.	100.0

Subsidiary Names by Country of Registration	% Ownership
Colombia
Carton de Colombia, S.A.	69.9
Celulosa y Papel de Colombia, S.A.	66.3
Compania Colombiana de Empaques Bates, S.A.	60.1
Compania Venezolana de Empaques Bates Colombates, S.A.	56.6
Reforestadora Andina, S.A.	68.9
Reforestadora del Cauca, S.A.	66.0
Trans-Bosnal Ltda	69.6
Costa Rica
Smurfit Costa Rica S.A.	100.0
Czech Republic
Kappa Empack s.r.o.	100.0
Kappa Packaging Olomouc, s.r.o.	100.0
Smurfit Kappa Packaging Czech, s.r.o.	100.0
Denmark
Kappa Borup A/S	100.0
Kappa ConsumerProducts A/S	100.0
Kappa Corrpack A/S	100.0
Kappa CorrPrint A/S	100.0
Kappa Dansk Kraftemballage A/S	100.0
Kappa DieCut A/S	100.0
Kappa Dyboflex A/S	100.0
Kappa Ejby A/S	100.0
Kappa Emballage A/S	100.0
Kappa Packaging Denmark AS	100.0
Kappa Støvring A/S	100.0
Kappa Varde A/S	100.0
Smurfit Holdings A/S	100.0
Dominican Republic
Industria Cartonera Dominicana SA	80.0
England
Alpine Linerboard Products Limited	100.0
Badger Publishing Limited	100.0
Cundell Group Holdings Limited	100.0
Cundell Property Holdings Limited	100.0
Fishergate Properties Limited	100.0
Kappa Containerboard UK Limited	100.0
Kappa Corrugated UK Limited	100.0
Kappa Packaging UK Limited	100.0
Kappa Paper Recycling (UK)	100.0
Kappa Paper, Board and Packaging Limited	100.0
Kappa SSK Limited	100.0
Kilvere Limited	100.0
Norcor Holdings Limited	100.0
Norcor Trustees Limited	100.0
Norwich Corrugated Board Limited	100.0
Olympic Containers Limited	100.0
Paper Packaging Products Limited	100.0
Smurfit Aviation Limited	100.0
Smurfit Corrugated Holdings	100.0
Smurfit Corrugated UK Limited	100.0

Subsidiary Names by Country of Registration	% Ownership
Smurfit Fine Paper Limited	100.0
Smurfit Kappa Investments UK Limited	100.0
Smurfit Kappa UK Limited	100.0
Smurfit Overseas Limited	100.0
Smurfit TPD Limited	95.0
Smurfit Tubes (Leek) Limited	100.0
Smurfit Tubes Limited	100.0
Smurfit Ward Limited	99.3
Southwold Packaging Limited	100.0
Tops Series XVIII Container Holdings Limited	100.0
Townsend Hook Group Limited	100.0
Townsend Hook Limited	100.0
Ecuador
Smurfit Ecuador, S.A.	68.1
Finland
Kappa Corrugated Finland Oy	100.0
Kappa Pakite Oy	100.0
Kappa Pirkan Pakkaus Oy	100.0
Kappa Seinäjoki Oy	100.0
France
Alfa d’Avignon SAS	100.0
C.A.P. SAS	71.7
Cartomills France, S.A.R.L.	100.0
Cartonnage de Colmar SAS	100.0
Cartonnage Robert Delubac EURL	100.0
Cartonnage Services Emballages de Provence SAS	99.9
Cartonnages De l’Agenais SAS	100.0
Cartonnages de Lorraine SAS	98.1
Cartonnerie d’Aquitaine SAS	100.0
Cartonnerie de Beausoleil SAS	100.0
Cartonnerie de Gravelines SAS	99.6
Cartonnerie de Lestrem S.A.	100.0
Cartonnerie de l’Ile de France SAS	100.0
Cartonnerie de Maurepas SAS	100.0
Cartonneries Nouvelles de Champagne CNC SAS	100.0
Cevennes Emballages SAS	100.0
FERROB SAS	99.7
INTERFOR S.A.	98.8
Martin Guillemin SA	98.2
MGC Cartonnage S.A.	50.0
Poitou Cartons SAS	100.0
SCI Les Echets	100.0
Seviac SAS	99.4
Smurfit Distribution Mediterranee SAS	99.0
Smurfit Kappa Agripack SARL	100.0
Smurfit Kappa Alma SAS	99.8
Smurfit Kappa Bag-in-Box S.A.	100.0
Smurfit Kappa Bizet SAS	99.8
Smurfit Kappa Carton France S.a.r.l.	100.0
Smurfit Kappa Cellulose du Pin SAS	100.0
Smurfit Kappa Central Pac SAS	100.0
Smurfit Kappa Chaillot SAS	100.0

Subsidiary Names by Country of Registration	% Ownership
Smurfit Kappa Cognac SAS	100.0
Smurfit Kappa Comptoirs du Pin SAS	100.0
Smurfit Kappa Containerboard France SAS	100.0
Smurfit Kappa Distribution SAS	98.3
Smurfit Kappa Dore Emballage SAS	100.0
Smurfit Kappa Europe S.A.S.	100.0
Smurfit Kappa France SAS	100.0
Smurfit Kappa Goethe SAS	99.8
Smurfit Kappa Holding Socar S.A.	99.8
Smurfit Kappa Holdings France S.A.	99.8
Smurfit Kappa International France S.A.	100.0
Smurfit Kappa Investments France S.A.S.	99.9
Smurfit Kappa Kleber SAS	100.0
Smurfit Kappa Maine Emballages SAS	100.0
Smurfit kappa Parnalland SAS	99.6
Smurfit Kappa Participations SAS	100.0
Smurfit Kappa PLV Lyon SAS	100.0
Smurfit Kappa PLV Paris SAS	100.0
Smurfit Kappa Product Safety	100.0
Smurfit Kappa Provence Alpes Cote d’Azur SA	98.6
Smurfit Kappa Rol Pin SAS	100.0
Smurfit Kappa SCAO SAS	100.0
Smurfit Kappa SIEMCO SAS	100.0
Smurfit Kappa Somica SAS	99.5
Smurfit Lembacel	100.0
Smurfit Limousin SAS	100.0
Smurfit Marceau SAS	100.0
Smurfit Montaigne S.A.	100.0
Smurfit Papier Recyclé France S.A.S.	100.0
Smurfit Ponts et Marais SA	98.9
Smurfit Uzerche S.A.	100.0
Societe Financiere De La Rue Goethe SAS	99.8
Société Landaise d’Expertises Forestière (SOLEFOR) SARL	93.0
STA	99.7
Tranepac S.A.	100.0
Germany
Kappa Holfelder Werke GmbH & Co. KG	100.0
Kappa Nordwell GmbH	100.0
Kappa Packaging (Deutschland) GmbH	100.0
Liquiwell Systemverpackungen GMBH	79.0
PKI Verwaltungs GmbH	100.0
Smurfit Eurotrend GmbH	100.0
Smurfit Kappa Baden Packaging GmbH	100.0
Smurfit Kappa Badenkarton GmbH	100.0
Smurfit Kappa C.D. Haupt Papier-und Pappenfabrik GmbH & Co. KG	100.0
Smurfit Kappa Deutschland GmbH	100.0
Smurfit Kappa Diekra-Speditions GmbH	92.0
Smurfit Kappa GmbH	100.0
Smurfit Kappa Grundstrucks- Verwaltungsgesellschaft Europa Carton mbh	100.0
Smurfit Kappa Herzberger Papierfabrik GmbH	100.0
Smurfit Kappa Herzberger Papierfabrik GmbH	100.0
Smurfit Kappa Herzberger Wellpappe GmbH	100.0
Smurfit Kappa Holdings GmbH	100.0
Smurfit Kappa Kawell GmbH, Osnabrück	100.0

Subsidiary Names by Country of Registration	% Ownership
Smurfit Kappa Leasing GmbH	100.0
Smurfit Kappa Neuss GmbH	100.0
Smurfit Kappa Paper Sales Deutschland GmbH	100.0
Smurfit Kappa Papierverwaltungs-gesellschaft Wrexen GmbH	100.0
Smurfit Kappa RapidCorr Euskirchen GmbH	100.0
Smurfit Kappa RapidCorr GmbH	100.0
Smurfit Kappa Recycling GmbH	100.0
Smurfit Kappa Recycling Mulheim GmbH	100.0
Smurfit Kappa Rheinwelle GmbH, Kreuzau	100.0
Smurfit Kappa Schneverdinger Wellpappenwerk GmbH	100.0
Smurfit Kappa Sieger GmbH
Smurfit Kappa Topwell Verpackungen GmbH	100.0
Smurfit Kappa Verwaltungs GmbH	100.0
Smurfit Kappa Wellit Wellpappenfabrik GmbH & Co.	100.0
Smurfit Kappa Wellit Wellpappenfabrik Verwaltungs GmbH	100.0
Smurfit Kappa Wellpappe Lübeck GmbH	100.0
Smurfit Kappa Wellpappenwerk Waren GmbH	100.0
Smurfit Kappa Wiesloch Papier GmbH	100.0
Smurfit Kappa Zülpich Papier GmbH	100.0
Smurfit Lembacel Deutschland GmbH	100.0
Gibraltar
Bessilton Holdings Limited	100.0
Borden Properties Limited	100.0
Gillridge Holdings Limited	100.0
S.G.H. Limited	100.0
Sandlee Investments Limited	100.0
Wilshaw Investments Limited	100.0
Hong Kong
Smurfit Asia-Pacific Sales (HK) Ltd.	100.0
Hungary
Kappa Dunatrade Kft, Esztergon	98.5
Ireland
Alvecrow Limited	100.0
Arlonberg Limited	100.0
Badcall Limited	100.0
Belgray Holdings	100.0
Brenchley Limited	100.0
Central Waste Paper Company Limited	100.0
Chacala Limited	100.0
Chambers Edwards Limited	100.0
Claystoke Limited	100.0
Crayside Limited	100.0
Damous Limited	100.0
Daoura Limited	100.0
Doovane Limited	100.0
Evergem Holdings	100.0
G H Sales Limited	100.0
Gorda Limited	100.0
Gourdas Limited	100.0
Gweebara Limited	100.0
Headley Holdings	100.0

Subsidiary Names by Country of Registration	% Ownership
Iona Print Limited	100.0
Irish Carton Printers Limited	100.0
Irish Nursery and Landscape Company Limited	100.0
iVenus Limited	100.0
J.S. Publications Limited	100.0
Jefferson Smurfit & Sons Limited	100.0
King Robert Limited	100.0
Kufpent Limited	100.0
Margrave Investments Limited	100.0
Queen Mathilda Limited	100.0
Smurfit Corporate Services Limited	100.0
Smurfit Corrugated Cases (Cork) Limited	100.0
Smurfit Corrugated Ireland	100.0
Smurfit Corrugated Research Limited	100.0
Smurfit Holdings Limited	100.0
Smurfit International Limited	100.0
Smurfit Investments (Ireland) Limited	100.0
Smurfit Job Creation Enterprise Fund Limited	100.0
Smurfit Kappa Acquisitions	100.0
Smurfit Kappa Corporation Limited	100.0
Smurfit Kappa European Packaging Limited	100.0
Smurfit Kappa Funding plc	100.0
Smurfit Kappa Holdings plc	100.0
Smurfit Kappa Investments Limited
Smurfit Kappa Ireland Limited	100.0
Smurfit Kappa Irish Paper Sacks Limited	100.0
Smurfit Kappa Leasing	100.0
Smurfit Kappa News Press Limited	100.0
Smurfit Kappa Packaging Limited	100.0
Smurfit Kappa Recycling Ireland Limited	100.0
Smurfit Kappa Services Limited	100.0
Smurfit Kappa Treasury	100.0
Smurfit Kappa Treasury Funding Limited	100.0
Smurfit Natural Resources Limited	100.0
Smurfit Publications Limited	100.0
Smurfit Securities Limited	100.0
Smurfit Venture Capital Management Services Limited	100.0
Smurfit Venture Investments Limited	100.0
Smurfit Web Research Limited	100.0
T.P. Properties Limited	100.0
TMG Limited	100.0
Trans-Pack Cases Limited	100.0
Waterford Castle Golf & Country Club Limited	100.0
Woodfab Cork Limited	100.0
Woodfab Limited	100.0
Woodfab Packaging Limited	60.0
Italy
BIB Italia	100.0
Fustelpack S.p.A.	69.0
Kappa Graphic Board S.r.l.	100.0
Kappa Packaging SpA	100.0
Nettingsdorfer Italia S.p.A.	100.0
Smurfit Carta S.r.l.	100.0
Smurfit Kappa Holdings Italia S.r.l.	100.0

Subsidiary Names by Country of Registration	% Ownership
Smurfit Kappa SISA S.p.A.	89.5
Smurfit Kappa SKA, s.r.l.	99.2
Vitop Moulding S.r.L.	100.0
Jersey
Richview Properties Limited	100.0
Sminho Limited	100.0
Latvia
Smurfit Kappa Baltic SIA	100.0
Lithuania
Smurfit Kappa Baltic UAB	100.0
Luxembourg
Smurfit International Luxembourg Sarl	100.0
Smurfit Luxembourg Finance Sarl	100.0
Smurfit Luxembourg Partner Sarl	100.0
Mexico
Grupo Smurfit Mexico, S.A. de C.V.	100.0
Smurfit Carton y Papel de Mexico, S.A. de C.V.	100.0
Monaco
Smurfit Management Services S.A.M.	100.0
Netherlands
Adavale (Netherlands) B.V.	100.0
AVR-Rietveld C.V.	50.0
JSG Finance B.V.	100.0
Kappa Beheer B.V.	100.0
Kappa Packaging Development Centre B.V.	100.0
Kappa Packaging International B.V.	100.0
Kappa Packaging Nederland Holding B.V.	100.0
Packaging Investments Holdings (PIH) B.V.	100.0
Packaging Investments International (PII) B.V.	100.0
Packaging Investments Netherlands (PIN) B.V.	100.0
Smurfit Corrugated B.V.	100.0
Smurfit Holdings B.V.	100.0
Smurfit International B.V.	100.0
Smurfit Investments B.V.	100.0
Smurfit Kappa B.V.	100.0
Smurfit Kappa Attica B.V.	100.0
Smurfit Kappa B.V.	100.0
Smurfit Kappa de Halm Karton B.V.	100.0
Smurfit Kappa De Zeeuw Golfkarton B.V.	100.0
Smurfit Kappa GSF B.V.	100.0
Smurfit Kappa Hermes N.V.	100.0
Smurfit Kappa Mercurius B.V.	100.0
Smurfit Kappa Nederland B.V.	100.0
Smurfit Kappa Orko-Pak B.V.	100.0
Smurfit Kappa Oudenbosch Golfkarton B.V.	100.0
Smurfit Kappa Paper Recycling B.V.	100.0
Smurfit Kappa Paper Sales Benelux B.V.	100.0

Subsidiary Names by Country of Registration	% Ownership
Smurfit Kappa Paper Services B.V.	100.0
Smurfit Kappa RapidCorr Eindhoven B.V.	100.0
Smurfit Kappa Roermond Papier B.V.	100.0
Smurfit kappa Shared Services BV	100.0
Smurfit Kappa Trimbach B.V.	100.0
Smurfit Kappa Triton B.V.	100.0
Smurfit Kappa TWINCORR B.V.	100.0
Smurfit Kappa van Dam Golfkarton B.V.	100.0
Smurfit Kappa Vandra Golfkarton B.V.	100.0
Smurfit Nederland Holding BV	100.0
Trobox Kartonnages BV	100.0
Trobox Verpakkingen B.V.	100.0
Netherlands Antilles
Packaging Finance N.V.	100.0
Northern Ireland
Finlay Packaging plc	100.0
SCC (Northern Ireland) Limited	100.0
Smurfit Corrugated Cases (Lurgan) Limited	100.0
Wm. Finlay & Sons Limited	100.0
Wm. Finlay (Properties) Limited	100.0
Norway
Kappa Grenland AS, Porsgrunn	100.0
Kappa Rena AS, Rena	100.0
Smurfit Dalwell A/S	100.0
Smurfit Inpak A/S	100.0
Smurfit Norpapp A/S	100.0
Smurfit Sunland-Eker A/S	100.0
Panama
Egmont International Corporation PAN	100.0
Poland
Kappa Drezdenko Sp.z o.o., Drezdenko	100.0
Kappa Gdansk Sp.z o.o., Pruszcz Gdanski	100.0
Kappa Konin Sp.z o.o., Warsaw	100.0
Kappa Warszawa Sp.z o.o., Warsaw	100.0
Smurfit Kappa Europa Carton Sp. z.o.o	100.0
Smurfit Kappa Paper Sacks (Polska) Sp.z o.o	99.4
Portugal
Smurfit Portugal, Industrial del Cartao	94.9
Puerto Rico
Fibras Internacionales de Puerto Rico, Inc.	87.5
Russia
Kappa St. Petersburg A/O, St. Petersburg	100.0
Scotland
Smurfit Corrugated (Scotland) Limited	100.0

Subsidiary Names by Country of Registration	% Ownership
Singapore
Kappa Graphic Board Asia Pacific B.V.	100.0
Slovakia
Smurfit Kappa Obaly Štúrovo a.s.	98.5
Smurfit Kappa Štúrovo, a.s	98.5
Spain
Central Forestal S.A.	99.8
Kappa Containerboard Ibérica	100.0
Kappa Iberoamericana Almeria, S.A.	100.0
Kappa Iberoamericana Catalunya, S.A.	100.0
Kappa Iberoamericana Huelva, S.A.	100.0
Kappa Iberoamericana Totana, S.L.	100.0
Kappa Iberoamericana, S.A.	100.0
Kappa Packaging España SL	100.0
Navarra Ecoenergy S.L.	100.0
Smurfit Container Espana SL	100.0
Smurfit Ecoenergy SL	100.0
Smurfit Ibersac, S.A.	100.0
Smurfit Kappa Espana, S.A.	100.0
Smurfit Kappa Nervión, S.A.	99.3
Smurfit Navarra S.A.	97.7
South Africa
Kappa Solid Board SA (Pty) Ltd.	100.0
Sweden
AB Johnson Medisafe	100.0
Billingsfors Pappersbruk AB	100.0
Boras Invest AB	100.0
Förvaltnings AB Stråken	100.0
HexaTrade AB	100.0
Industri AB Viskan	100.0
Kappa Corrugated Equipment	100.0
Kappa Kraftliner AB	100.0
Kappa Liquid Packaging	100.0
Kappa Mälarwell AB	100.0
Kappa Mittpac AB	100.0
Kappa Packaging Sweden AB	100.0
Kappa Wellpack, Eslöv	100.0
Kappa Weltillverkaren AB	100.0
Ljungdahls Mailman AB	100.0
Nya Boardtex AB	100.0
Smurfit Borjesson Offset AB	100.0
Smurfit Holdings AB	100.0
Smurfit Hygien AB	100.0
Smurfit Johnson Emballage AB	100.0
Smurfit Kappa Packaging AB	100.0
Smurfit Kappa Sverige AB	100.0
Smurfit Lagamill AB	100.0
Smurfit On Well AB	100.0
Smurfit Packaging Display AB	100.0
Smurfit Pegewell AB	100.0
StälliWell AB	100.0

Subsidiary Names by Country of Registration	% Ownership
Switzerland
Kappa Containerboard AG	100.0
Smurfit Kappa Swisswell AG	100.0
Trinidad and Tobago
Smurfit Trinidad Limited	83.4
United States
JSC Aviation, Inc	100.0
Kappa Graphic Board USA B.V.	100.0
Smurfit Packaging LLC	100.0
SPC/Matawan LLC	100.0
SPC/Pomona LLC	100.0
SPC/Tower LLC	100.0
Uruguay
Mundo Verde S.A.	100.0
Smurfit Uruguay S.A.	100.0
Venezuela
Agropecuaria Tacamajaca, C.A.	87.9
Carton de Venezuela, S.A.	87.9
Corporacion Venezolana de Papel C.A.	68.1
Corrugada Latina & Compania	87.9
Corrugadora Latina S.r.L.	87.9
Corrugadora Suramericana, C.A.	87.9
Industrias Almac, C.A.	100.0
Inversiones Isica, C.A.	100.0
Reforestadora Dos Refordos, C.A.	87.8
Reforestadora Uno Reforuno, C.A.	87.9